UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2006

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-30235

Delaware	04-3257395
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

170 Harbor Way
P.O. Box 511
South San Francisco, California 94083-0511
(Address of principal executive offices, including zip code)

(650) 837-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.05.    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 16, 2006, the Board of Directors of Exelixis, Inc. (the "Company") approved amendments to the Company's Code of Business Conduct and Ethics (the "Code"), which applies to all employees, officers and directors of the Company. The amendments update the Code to conform it to the Company's new corporate communications policy and also reflect certain other technical and non-substantive changes.

The amended Code is available on the Company's website at http://ir.exelixis.com/phoenix.zhtml?c=120923&p=irol-govConduct.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

Date: May 19, 2006	By:	/s/ Christoph Pereira
Christoph Pereira
Vice President, Legal Affairs and Secretary